Exhibit 99.2
SUPPLEMENTAL OPERATING AND
FINANCIAL DATA
FOR THE QUARTER ENDED
SEPTEMBER 30, 2010
All amounts shown in this report are unaudited.
This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Cogdell
Spencer Inc. Any offer to sell or solicitation to buy securities of Cogdell Spencer Inc. shall be made only by means of a prospectus approved for that purpose.

Company Overview
Cogdell Spencer Inc. (the “Company”) is a fully-integrated, self-administered, and self-managed real estate investment trust (“REIT”) that invests in specialty office buildings for the medical profession, including medical offices and ambulatory surgery and diagnostic centers. The Company focuses on the ownership, strategic planning, delivery (design/build), acquisition and management of strategically located medical office buildings and other healthcare related facilities in the United States of America. The Company has been built around understanding and addressing the specialized real estate needs of the healthcare industry.
The Company is building a national portfolio of healthcare properties primarily located on hospital campuses. Since the Company’s initial public offering in 2005, the Company has grown through acquisitions and facility development to encompass a national footprint, including seven regional offices (Atlanta, Charlotte, Dallas, Denver, Madison, Seattle, and Washington, D.C.) and more than 25 property management offices located throughout the United States. Client relationships and advance planning services give the Company the ability to be included in the initial project discussions that can lead to ownership and investment in healthcare properties.
In June 2010, the Company completed University Physicians — Grants Ferry in Flowood, Mississippi (a suburb of Brandon, Mississippi) and HealthPartners Medical & Dental Central Minnesota Clinics in Sartell, Minnesota (a suburb of St. Cloud). These two projects utilized the full spectrum of integrated services offered by the Company, including design and construction, development, financing and ownership, and full service property management.
During 2010, the Company began construction on two projects located in the state of Washington. The first project is an approximately 56,000 square foot medical office building located in Bonney Lake, Washington. The second project is an approximately 80,000 square foot medical office building located in Puyallup, Washington. The two projects represent an estimated total investment of $42.4 million.
Since the Company’s founding in 1951, the Company and its predecessors have a 59 year track record and reputation for delivering healthcare facilities with appropriate design, longevity, sustainability and excellent operational efficiency. Cogdell Spencer ERDMAN has been ranked in the top three healthcare design-build firms for five consecutive years by Modern Healthcare’s Annual Construction and Design Survey.

The Company’s property management team has a proactive, customer-focused service approach that leads to faster response times and greater resources to serve tenants. The Company’s management believes that a strong internal property management capability is a vital component of the Company’s business, both for the properties that the Company owns and for those that the Company manages.
As of September 30, 2010, the Company owned or managed healthcare properties located in 14 states and had regional and property management offices located throughout the country to support property management and design-build services. The majority of the Company’s wholly-owned properties are located on hospital campuses.

Cogdell Spencer Inc.
Investor Information

Board of Directors		Senior Management
James W. Cogdell	Raymond W. Braun	James W. Cogdell	Raymond W. Braun
Chairman	President & CEO	Chairman	President & CEO

John R. Georgius	Frank C. Spencer	Charles M. Handy
Chief Financial Officer

Christopher E. Lee	Richard B. Jennings

Richard C. Neugent	David J. Lubar

Randolph D. Smoak, Jr. M.D.	Scott A. Ransom

Equity Research Coverage

BMO Capital Markets	KeyBanc Capital Markets
Richard Anderson — 212.885.4180	Karin Ford — 917.368.2293

Janney Montgomery Scott, LLC	Raymond James & Associates
Dan Donlan — 215.665.6476	Paul Puryear — 727.567.2253

Jefferies & Co., Inc.	SmithBarney Citigroup
Tayo Okusanya — 212.336.7076	Quentin Velleley — 212.816.6981

Company Information
Corporate Headquarters	Trading Symbol	Transfer Agent	Investor Relations
4401 Barclay Downs Drive	CSA	Continental Stock	Jaime Buell
Suite 300		Transfer & Trust	704.940.2929
Charlotte, NC 28209	Stock Exchange Listing	Company
Tel: 704.940.2900	New York Stock Exchange
Fax: 704.940.2959
www.cogdell.com
This supplemental operating and financial data package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements reflect the Company’s views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ materially. Factors that may contribute to these differences include, but are not limited to the following: our business strategy; our ability to comply with financial covenants in our debt instruments; our ability to obtain future financing arrangements; estimates relating to our future distributions; our understanding of our competition; our ability to renew our ground leases; changes in the reimbursement available to our tenants by government or private payors; our tenants’ ability to make rent payments; defaults by tenants; customers’ access to financing; delays in project starts and cancellations by customers; market trends; and projected capital expenditures. For a further list and description of such risks and uncertainties, see the reports filed by the Company with the Securities and Exchange Commission, including the Company’s Form 10-K for the year ended December 31, 2009 and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be realized. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Financial and Operating Highlights
(in thousands, except per share amounts, years, ratios and portfolio statistics)

	For the Three	For the Nine
	Months Ended	Months Ended
	Sept. 30, 2010	Sept. 30, 2010
Selected Operating Data
Rental income	$22,345	$63,900
Straight line rent	323	775
Fair value lease revenues (1)	97	330

Rental revenue	22,765	65,005
Property management and other fees	809	2,388

Revenue from property operations	$23,574	$67,393
Costs related to property operations	$9,067	$25,652
Property operations gross margin	62%	62%

Design-Build and development revenue	$15,735	$66,527
Costs related to design-build contracts and development	$13,806	$49,832
Design-Build and development gross margin	12%	25%

FFOM, excluding non-recurring event and impairment charges, per share and operating partnership unit (2)	$0.09	$0.43
FFOM, excluding non-recurring event and impairment charges (2)	$5,322	$23,016

EBITDA (3)	$9,906	$40,379
Interest expense	$(5,851)	$(16,332)

As of
Sept. 30, 2010
Selected Balance Sheet Data
Cash and cash equivalents	$16,028
Book value of real estate assets before depreciation	$647,964
Total assets	$752,671
Total liabilities	$489,057
Noncontrolling interests and equity	$263,614

Debt
Weighted average interest rate	5.3%
Weighted average remaining maturity (years)	3.3
Debt / total assets	55%

Capitalization
Common shares outstanding	50,709
Units outstanding	7,680
Total common shares and units outstanding	58,389
Share price at end of period	$6.32
Equity value at end of period (4)	$369,018
Debt	$411,701
Total market capitalization	$780,719

Portfolio Statistics — In-service, Consolidated Properties
Number of properties	65
Total square footage	3,569,468
Occupancy	91.4%

(1)	Represents the net adjustment for above and below market leases which are being amortized over the remaining term of the respective lease from the date of the acquisition.

(2)
For a definition, discussion, and a quantitative reconciliation of the differences between FFOM and net income (loss), see page 9. For a detailed listing of non-recurring events and impairment charges, see FFO reconciliation on page 9.

(3)	For a definition and discussion and a quantitative reconciliation of the differences between EBITDA and net income (loss), see page 10.

(4)	Assuming conversion of 100% of the operating partnership units into shares of common stock.

Results for the Three and Nine Months Ended September 30, 2010
(in thousands, except per share and operating partnership unit data)
(unaudited)

The Company reports FFOM and FFOM per share and operating partnership unit for the three and nine months ended September 30, 2010, as follows:

	For the Three Months Ended		For the Nine Months Ended
	Sept. 30, 2010	Sept. 30, 2009	Sept. 30, 2010	Sept. 30, 2009
FFOM (1)	$5,322	$8,828	$9,623	$(79,946)
Non-recurring events and impairment charges (2)	—	—	13,393	103,266

FFOM, excluding non-recurring events and impairment charges	$5,322	$8,828	$23,016	$23,320

Per share and operating partnership unit data:
FFOM (1)	$0.09	$0.18	$0.18	$(2.14)
Non-recurring events and impairment charges (2)	—	—	0.25	2.77
FFOM, excluding non-recurring events and impairment charges	0.09	0.18	0.43	0.62

The Company reports FFO and FFO per share and operating partnership unit for the three and nine months ended September 30, 2010, as follows:

	For the Three Months Ended		For the Nine Months Ended
	Sept. 30, 2010	Sept. 30, 2009	Sept. 30, 2010	Sept. 30, 2009
FFO (1)	$4,948	$8,475	$8,502	$(82,681)
Non-recurring events and impairment charges (2)	—	—	13,393	103,266

FFO, excluding non-recurring events and impairment charges	$4,948	$8,475	$21,895	$20,585

Per share and operating partnership unit data:
FFO (1)	$0.09	$0.17	$0.16	$(2.22)
Non-recurring events (2)	—	—	0.25	2.77
FFO, excluding non-recurring events and impairment charges	0.09	0.17	0.41	0.55
The Company reports net income (loss) attributable to Cogdell Spencer Inc. and net income (loss) attributable to Cogdell Spencer Inc. per share for the three and nine months ended September 30, 2010, as follows:

	For the Three Months Ended		For the Nine Months Ended
	Sept. 30, 2010	Sept. 30, 2009	Sept. 30, 2010	Sept. 30, 2009
Net income (loss) attributable to Cogdell Spencer Inc.	$(1,838)	$1,248	$(10,574)	$(71,285)
Non-recurring events and impairment charges attributable to Cogdell Spencer Inc. (2)	—	—	11,451	71,088

Net income (loss) attributable to Cogdell Spencer Inc., excluding non-recurring events and impairment charges (2)	$(1,838)	$1,248	$877	$(197)

Per share data:
Net income (loss) attributable to Cogdell Spencer Inc.	$(0.04)	$0.03	$(0.24)	$(2.43)
Non-recurring events and impairment charges attributable to Cogdell Spencer Inc. (2)	—	—	0.25	2.42
Net income (loss) attributable to Cogdell Spencer Inc., excluding non-recurring events and impairment charges (2)	(0.04)	0.03	0.01	(0.01)

(1)	For a definition and discussion and a quantitative reconciliation of the differences between FFO, FFOM, and net income (loss), see page 9.

(2)	For a detailed listing of non-recurring events and impairment charges, see FFO reconciliation on page 9.

Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	Sept. 30, 2010	June 30, 2010	March 31, 2010	Dec. 31, 2009	Sept. 30, 2009
Assets
Real estate properties:
Operating real estate properties	$632,844	$616,154	$582,050	$561,124	$534,887
Less: Accumulated depreciation	(112,581)	(106,004)	(99,544)	(93,247)	(87,109)

Total real estate properties, net	520,263	510,150	482,506	467,877	447,778
Construction in process	15,120	7,951	29,401	43,338	52,260

Total real estate properties, net	535,383	518,101	511,907	511,215	500,038
Cash and cash equivalents	16,028	31,196	18,544	25,914	24,954
Restricted cash	11,649	7,888	3,215	3,060	13,924
Tenant and accounts receivable, net	9,656	8,070	11,502	12,993	17,910
Goodwill	102,195	102,195	108,683	108,683	108,683
Trade names and trademarks	34,093	34,093	41,240	41,240	41,240
Intangible assets, net	20,025	18,670	20,185	21,742	22,837
Other assets	23,642	24,018	24,724	25,599	29,226
Other assets — held for sale	—	—	2,243	2,217	3,691

Total assets	$752,671	$744,231	$742,243	$752,663	$762,503

Liabilities and Equity
Mortgage notes payable	$296,701	$291,199	$286,295	$280,892	$264,752
Revolving credit facility	65,000	55,000	80,000	80,000	80,000
Term Loan	50,000	50,000	50,000	50,000	50,000
Accounts payable	11,814	11,081	9,838	15,293	18,708
Billings in excess of costs and estimated earnings on uncompleted contracts	2,145	4,657	5,353	13,189	23,216
Deferred income taxes	11,406	13,543	15,688	15,993	14,635
Payable to prior MEA Holdings shareholders	—	—	—	—	18,002
Other liabilities	51,991	48,123	47,879	47,312	47,655
Other liabilities — held for sale	—	—	2,206	2,204	2,311

Total liabilities	489,057	473,603	497,259	504,883	519,279
Commitments and contingencies
Equity:
Cogdell Spencer Inc. stockholders’ equity:
Preferred stock	—	—	—	—	—
Common stock	507	500	428	427	425
Additional paid-in capital	419,439	418,194	370,951	370,593	369,539
Accumulated other comprehensive loss	(6,011)	(4,843)	(2,868)	(1,861)	(3,160)
Accumulated deficit	(189,219)	(182,332)	(165,314)	(164,321)	(161,604)

Total Cogdell Spencer Inc. stockholders’ equity	224,716	231,519	203,197	204,838	205,200
Noncontrolling interests:
Real estate partnerships	5,660	3,810	4,437	5,220	4,857
Operating partnership	33,238	35,299	37,350	37,722	33,167

Total noncontrolling interests	38,898	39,109	41,787	42,942	38,024

Total equity	263,614	270,628	244,984	247,780	243,224

Total liabilities and equity	$752,671	$744,231	$742,243	$752,663	$762,503

Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	Sept. 30, 2010	June 30, 2010	March 31, 2010	Dec. 31, 2009	Sept. 30, 2009
Revenues:
Rental revenue	$22,765	$20,995	$21,245	$20,375	$19,960
Design-Build contract revenue and other sales	15,734	15,236	35,436	30,016	30,298
Property management and other fees	809	761	818	807	816
Development management and other income	1	17	103	98	239

Total revenues	39,309	37,009	57,602	51,296	51,313

Expenses:
Property operating and management	9,067	8,387	8,198	8,021	8,103
Design-Build contracts and development management	13,806	11,407	24,619	21,388	21,166
Selling, general, and administrative	6,684	9,345	5,820	11,067	7,876
Depreciation and amortization	8,293	8,182	8,085	7,470	8,012
Impairment charges	—	13,635	—	—	—

Total expenses	37,850	50,956	46,722	47,946	45,157

Income (loss) from continuing operations before other income (expense) and income tax benefit (expense)	1,459	(13,947)	10,880	3,350	6,156
Other income (expense):
Interest and other income	151	134	160	164	161
Gain on settlement from MEA Holdings, Inc. transaction	—	—	—	4,905	—
Interest expense	(5,851)	(5,393)	(5,089)	(5,123)	(5,039)
Debt extinguishment and interest rate derivative expense	(7)	(9)	(15)	(10)	(10)
Equity in earnings (loss) of unconsolidated partnerships	3	—	3	10	(4)

Total other income (expense)	(5,704)	(5,268)	(4,941)	(54)	(4,892)

Income (loss) from continuing operations before income tax benefit	(4,245)	(19,215)	5,939	3,296	1,264
Income tax benefit (expense)	2,294	5,174	(1,726)	60	231

Net income (loss) from continuing operations	(1,951)	(14,041)	4,213	3,356	1,495
Discontinued operations:
Loss from discontinued operations	—	24	(18)	(41)	(39)
Impairment of real estate property	—	—	—	(1,359)	—
Gain on sale of real estate property	—	264	—	—	—

Total discontinued operations	—	288	(18)	(1,400)	(39)

Net income (loss)	(1,951)	(13,753)	4,195	1,956	1,456
Net loss (income) attributable to the noncontrolling interest in:
Real estate partnerships	(172)	(177)	(311)	(131)	(17)
Operating partnership	285	1,909	(598)	(269)	(191)

Net income (loss) attributable to Cogdell Spencer Inc.	$(1,838)	$(12,021)	$3,286	$1,556	$1,248

Per share data — basic and diluted:
Income (loss) from continuing operations attributable to Cogdell Spencer Inc.	$(0.04)	$(0.27)	$0.08	$0.06	$0.03
Loss from discontinued operations attributable to Cogdell Spencer Inc.	—	0.01	—	(0.02)	—

Net income (loss) per share sttributable to Cogdell Spencer Inc.	$(0.04)	$(0.26)	$0.08	$0.04	$0.03

Weighted average common shares — basic and diluted	50,083	46,111	42,768	42,615	42,539

Net income (loss) attributable to Cogdell Spencer Inc.:
Income (loss) from continuing operations, net of tax	$(1,838)	$(12,267)	$3,301	$2,740	$1,281
Discontinued operations	—	246	(15)	(1,184)	(33)

Net income (loss)	$(1,838)	$(12,021)	$3,286	$1,556	$1,248

Business Segment Reporting
(in thousands)
(unaudited)

		Design-Build
	Property	and	Intersegment	Unallocated
Three months ended Sept. 30, 2010:	Operations	Development	Eliminations	and Other	Total
Revenues:
Rental revenue	$22,788	$—	$(23)	$—	$22,765
Design-Build contract revenue and other sales	—	18,927	(3,193)	—	15,734
Property management and other fees	809	—	—	—	809
Development management and other income	—	2,290	(2,289)	—	1

Total revenues	23,597	21,217	(5,505)	—	39,309

Certain operating expenses:
Property operating and management	9,067	—	—	—	9,067
Design-Build contracts and development management	—	18,965	(5,159)	—	13,806
Selling, general, and administrative	—	4,226	(23)	—	4,203

Total certain operating expenses	9,067	23,191	(5,182)	—	27,076

	14,530	(1,974)	(323)	—	12,233
Interest and other income	145	—	—	6	151
Corporate general and administrative expenses	—	—	—	(2,481)	(2,481)
Interest expense	—	—	—	(5,851)	(5,851)
Interest rate derivative expense	—	—	—	(7)	(7)
Provision for income taxes applicable to funds from operations modified	—	—	—	2,055	2,055
Non-real estate related depreciation and amortization	—	(247)	—	(61)	(308)
Earnings from unconsolidated real estate partnerships, before real estate related depreciation and amortization	6	—	—	—	6
Noncontrolling interests in real estate partnerships, before real estate related depreciation and amortization	(476)	—	—	—	(476)

Funds from operations modified (FFOM)	14,205	(2,221)	(323)	(6,339)	5,322

Amortization of intangibles related to purchase accounting, net of income tax benefit	(42)	(571)	—	239	(374)

Funds from operations (FFO)	14,163	(2,792)	(323)	(6,100)	4,948

Real estate related depreciation and amortization	(7,375)	—	—	—	(7,375)
Noncontrolling interests in real estate partnerships, before real estate related depreciation and amortization	476	—	—	—	476

Net income (loss)	7,264	(2,792)	(323)	(6,100)	(1,951)
Net income (loss) attributable to the noncontrolling interest in:
Real estate partnerships	(172)	—	—	—	(172)
Operating partnership	—	—	—	285	285

Net income (loss) attributable to Cogdell Spencer Inc.	$7,092	$(2,792)	$(323)	$(5,815)	$(1,838)

Reconciliation of Net Income (Loss) to Funds from Operations and Funds from Operations Modified (1)
(in thousands, except per share and unit amounts)
(unaudited)

	Three Months Ended
	Sept. 30, 2010	June 30, 2010	March 31, 2010	Dec. 31, 2009	Sept. 30, 2009
Net income (loss)	$(1,951)	$(13,753)	$4,195	$1,956	$1,456
Add:
Real estate related depreciation and amortization:
Wholly-owned and consolidated properties, including amounts in discontinued operations	7,372	7,272	7,194	7,197	7,222
Unconsolidated real estate partnerships	3	3	3	3	3
Less:
Noncontrolling interests in real estate partnerships, before real estate related depreciation and amortization	(476)	(479)	(616)	(374)	(206)
Gain on sale of real estate property	—	(264)	—	—	—

Funds from Operations (FFO) (1)	4,948	(7,221)	10,776	8,782	8,475
Amortization of intangibles related to purchase accounting, net of tax benefit	374	—	373	30	353

Funds from Operations Modified (FFOM) (1)	5,322	(7,221)	11,149	8,812	8,828
Non-recurring events and impairment charges:
Gain on settlement from MEA Holdings, Inc. transaction	—	—	—	(4,905)	—
Impairment of real estate property held for sale	—	—	—	1,359	—
Strategic planning professional fees	—	—	—	2,641	—
Intangible asset impairment charges, net of tax benefit		10,848	—	—	—
CEO retirement compensation expense, net of income tax benefit	—	2,545	—	—	—

Impact of non-recurring events and impairment charges	—	13,393	—	(905)	—

FFOM, excluding non-recurring events and impairment charges	$5,322	$6,172	$11,149	$7,907	$8,828

FFO per share and unit — basic and diluted	$0.09	$(0.13)	$0.21	$0.17	$0.17
FFOM per share and unit — basic and diluted	$0.09	$(0.13)	$0.22	$0.17	$0.18
FFOM per share and unit — basic and diluted, excluding non-recurring events	$0.09	$0.11	$0.22	$0.16	$0.18

Weighted average shares and units outstanding	57,849	53,913	50,559	50,386	50,070

(1)
FFO is a supplemental non-GAAP financial measure used by the real estate industry to measure the operating performance of real estate companies. FFOM adds back to traditionally defined FFO non-cash amortization of non-real estate related intangible assets associated with purchase accounting. The Company presents FFO and FFOM because it considers them important supplemental measures of operational performance. The Company believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing a perspective not immediately apparent from net income. The Company computes FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002), which may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO and FFOM do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO and FFOM should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of the Company’s performance, nor are they indicative of funds available to fund its cash needs, including its ability to pay dividends or make distributions.

(2)
Real estate depreciation and amortization consists of depreciation and amortization from wholly-owned real estate properties and the Company’s share of real estate depreciation and amortization from consolidated and unconsolidated real estate partnerships.

Coverage Ratios
(in thousands, except ratio amounts)

	Three Months Ended
	Sept. 30, 2010	June 30, 2010	March 31, 2010	Dec. 31, 2009	Sept. 30, 2009
Interest coverage ratio:
EBITDA	$9,906	$11,364	$19,144	$15,926	$14,285
Cash paid for interest	5,515	5,542	5,289	5,336	5,319

Interest coverage ratio	1.80	2.05	3.62	2.98	2.70

Fixed charge coverage ratio:
EBITDA	$9,906	$11,364	$19,144	$15,926	$14,285
Fixed charges:
Cash paid for interest	5,515	5,542	5,289	5,336	5,319
Principal payments	1,096	1,019	1,031	928	943

Total fixed charges	$6,611	$6,561	$6,320	$6,264	$6,262

Fixed charge coverage ratio	1.50	1.73	3.03	2.54	2.29

Reconciliation of Earnings Before Interest, Taxes,
Depreciation, and Amortization (“EBITDA”) (1)
(in thousands)

	For the Three	For the Nine
	Months Ended	Months Ended
	Sept. 30, 2010	Sept. 30, 2010
Reconciliation of net income (loss) to EBITDA:
Net loss	$(1,951)	$(11,509)
Interest expense	5,851	16,332
Income tax expense (benefit)	(2,294)	(5,742)
Depreciation and amortization	8,293	24,559
Impairment charges	—	13,635
CEO retirement expense	—	3,072
Debt extinguishment and interest rate derivative expense	7	32

EBITDA	$9,906	$40,379

(1)
The Company believes that earnings before interest, income taxes, depreciation and amortization, or EBITDA, is a useful supplemental performance measure because it allows investors to view the Company’s performance without the impact of noncash depreciation and amortization or the cost of debt or minority interests. In addition, the Company believes that EBITDA is frequently used by securities analysts, investors, and other interested parties in the evaluation of REITs. Because EBITDA is calculated before recurring cash charges including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of the Company’s business, its utility as a measure of the Company’s performance is limited. Accordingly, EBITDA should be considered only as a supplement to net loss (computed in accordance with GAAP) as a measure of financial performance. Other equity REITs may calculate EBITDA differently; accordingly, the Company’s EBITDA may not be comparable to such other equity REITs’ EBITDA.

Consolidated Debt Analysis as of September 30, 2010
(dollars in thousands)

	Stated Interest	Interest		Principal	Maturity	Amortization
	Rate (%)	Rate (%)		Balance	Date	(years)
Secured mortgage loans — wholly-owned properties:
Rocky Mount Medical Park	Prime	4.25	(1)	$6,397	12/15/2010	25
St. Francis CMOB LLC, St. Francis Professional Medical Center	LIBOR + 1.85	5.17	(2)	6,733	6/15/2011	39
St. Francis Medical Plaza (Greenville), St. Francis Women’s	LIBOR + 1.85	5.17	(2)	7,233	6/15/2011	39
Beaufort Medical Plaza	LIBOR + 1.85	5.65	(2)	4,668	8/18/2011	39
Mulberry Medical Park	6.25	6.25		880	9/15/2011	10
Methodist Professional Center I	LIBOR + 1.30	1.56		25,305	10/31/2011	30
River Hills Medical Plaza	LIBOR + 3.75	5.53	(2)	3,445	12/22/2011	22
East Jefferson Medical Plaza	LIBOR + 3.75	5.55	(2)	11,600	1/31/2012	Interest only
Barclay Downs	6.50	6.50		4,304	11/15/2012	25
Providence Medical Office Building I, II and III	6.12	6.12		8,134	1/12/2013	25
One Medical Park	5.93	5.93		4,914	11/1/2013	20
Three Medical Park	5.55	5.55		7,511	3/25/2014	25
Medical Arts Center of Orangeburg	LIBOR + 3.25	6.00	(3)	2,287	5/5/2014	20
Lancaster Rehabilitation Hospital	6.71	6.71		9,503	6/26/2014	25
Lancaster Rehabilitation Hospital	6.79	6.79		2,093	6/26/2014	25
Rowan Outpatient Surgery Center	6.00	6.00		3,171	7/6/2014	25
East Jefferson MOB	6.01	6.01		8,795	8/10/2014	25
Rocky Mount Kidney Center	6.75	6.75		972	8/21/2014	15
Randolph Medical Park, Lincoln/Lakemont Family Practice, and Northcross Family Physicians	7.00	7.00		7,349	10/15/2014	20
MRMC MOB I	7.33	7.33		5,928	11/1/2014	25
HealthPartners Medical & Dental Clinics (construction loan)	LIBOR + 3.25	6.00	(4)	11,188	11/1/2014	22.5	(5)
Copperfield Medical Mall, Harrisburg Medical Mall, Midland Medical Park and Weddington & Internal/Pediatric Medicine	LIBOR + 1.50	3.25	(6)	8,080	12/15/2014	25
Peerless Crossing Medical Center	6.06	6.06		7,279	9/1/2016	30
Central NY Medical Center	6.22	6.22		24,500	7/15/2017	Interest only
Palmetto Health Parkridge	5.68	5.68		13,500	6/1/2017	Interest only	(7)
Summit Professional Plaza I and II	6.18	6.18		15,925	9/1/2017	Interest only
Health Park Medical Office Building	7.50	7.50		6,926	12/1/2019	25
Medical Center Physicians Tower (construction loan)	LIBOR + 2.50	4.50	(8)	14,770	3/1/2019	25	(5)
University Physicians — Grants Ferry (construction loan)	LIBOR + 2.25	2.48	(9)	9,450	4/20/2019	25	(5)
Roper Medical Office Building	7.10	7.10		9,319	6/1/2019	25

Total / weighted average mortgages — wholly-owned properties		5.32		$252,159

Secured revolving credit facility:
Tranche I	LIBOR + 1.15	3.97	(2)	25,000	3/10/2011	Interest only
Tranche II	LIBOR + 1.15	4.26	(2)	30,000	3/10/2011	Interest only
Tranche III	LIBOR + 1.15	1.41		10,000	3/10/2011	Interest only

Total / weighted average secured revolving credit facility		3.71		65,000

Term loan	LIBOR + 4.50	7.32	(2)	50,000	3/10/2011	Interest only

Consolidated real estate partnerships:
Alamance Regional Mebane Outpatient Center	LIBOR + 1.30	1.56		10,864	5/1/2011	30
Alamance Regional Mebane Outpatient Center	LIBOR + 4.00	4.26		1,470	5/1/2011	Interest only
English Road Medical Center	6.03	6.03		5,188	3/1/2012	25
Lancaster ASC MOB	LIBOR + 1.20	5.23	(2)	10,269	3/2/2015	25
Woodlands Center for Specialized Medicine	LIBOR + 1.50	6.21	(2)	16,682	9/26/2018	25

Total / weighted average consolidated real estate partnerships		4.76		44,473

Total / weighted average debt				411,632
Unamortized premium				69

Total / weighted average debt		5.25		$411,701

(1)	Maximum interest of 7.25%; minimum interest of 4.25%.

(2)	Represents the fixed rate for floating rate loans that have been swapped to fixed.

(3)	Minimum interest of 6.00%.

(4)
Minimum interest of 6.00%. The Company has entered into a forward starting interest rate swap agreement that effectively fixes the interest rate at 6.80% beginning December 2010, when the construction phase of the loan expires and converts to an amortizing loan.

(5)	Interest only during construction period.

(6)	Maximum interest of 8.25%; minimum interest of 3.25%.

(7)	Interest only through June 2012. Principal and interest payments from July 2012 through June 2017.

(8)
Minimum interest of 4.50%. The Company has entered into a forward starting interest rate swap agreement that effectively fixes the interest rate at 6.19% beginning October 2010, when the construction phase of the loan expires and converts to an amortizing loan.

(9)
The Company has entered into a forward starting interest rate swap agreement that effectively fixes the interest rate 5.95% beginning November 2010, when the construction phase of the loan expires and converts to an amortizing loan.

Consolidated Debt Analysis as of September 30, 2010
(dollars in thousands)
Future maturities and principal payments

					Weighted Average
	Future Scheduled Repayments			Percent of Total	Interest Rate on
Year	Amortization	Maturities	Total	Mortgages	Maturing Debt(1)
remainder of 2010	$1,088	$6,397	$7,485	3%	4.3%
2011	4,344	59,842	64,186	22%	2.9%
2012	4,147	20,712	24,859	8%	5.9%
2013	4,145	11,577	15,722	5%	6.0%
2014	3,336	59,735	63,071	21%	6.0%
Thereafter	7,450	113,859	121,309	41%	5.7%

Total mortgages	$24,510	$272,122	$296,632	100%	5.2%
Secured revolving credit facility (March 2011 maturity)	—	65,000	65,000
Term loan (March 2011 maturity)	—	50,000	50,000

Total	$24,510	$387,122	$411,632

Debt profile

			Weighted Average
	Balance	Percent of Total	Interest Rate(1)	Maturity (Years)
Fixed rate mortgages — wholly-owned properties	$226,854	55%	5.7%	4.8
Variable rate mortgages — wholly-owned properties	25,305	6%	1.6%	1.1
Secured revolving credit facility	65,000	16%	3.7%	0.4
Term loan	50,000	12%	7.3%	0.4
Mortgages — consolidated real estate partnerships	44,473	11%	4.8%	4.3

Total	$411,632	100%	5.3%	3.3

Secured revolving credit facility — matures March 2011

Facility	$150,000
Less: Outstanding	65,000
Less: Letters of credit	8,187

Availability	$76,813

Capitalized interest 3Q 2010	$88
Covenant summary

	Required	Current Quarter	In Compliance
Secured revolving credit facility (2):
Maximum total leverage ratio	< 70%	49%	Yes

Maximum real estate leverage ratio	< 70%	52%	Yes

Minimum fixed charge coverage ratio	> 1.50x	2.11	Yes
Minimum required tangible net worth	> $182,457	$247,329	Yes
Maximum total debt to real estate value ratio	< 90%	59%	Yes

Term loan (2):
Maximum Erdman senior indebtedness to adjusted EBITDA	< 3.50x (3)	3.49x	Yes
Maximum Erdman total indebtedness to adjusted EBITDA	< 5.50x	3.49x	Yes
Minimum adjusted EBITDA to fixed charges	> 2.00x	2.83x	Yes

(1)	Includes the fixed rate swapped interest rates.

(2)	For covenant definitions and a listing of non-financial debt covenants, please refer to the Company’s filings with the Securities and Exchange Commission.

(3)	The term loan covenant allows for a one-time ability to exceed 3.50x, but not to exceed 3.75x.

Property Listing as of September 30, 2010

						Annualized
						Rent Per
			Net Rentable	Occupancy	Annualized	Leased
	Location	Ownership	Square Feet	Rate	Rent	Square Foot
California
Verdugo Hills Professional Bldg I	Glendale	100.0%	63,887	94.3%	$1,944,837	$32.30
Verdugo Hills Professional Bldg II	Glendale	100.0%	42,906	99.5%	1,440,108	33.73

			106,793	96.4%	3,384,945	32.89

Florida
Woodlands Center for Specialized Medicine	Pensacola	40.0%	75,985	100.0%	2,402,922	31.62

Georgia
Augusta POB I	Augusta	100.0%	99,494	90.7%	1,320,305	14.63
Augusta POB II	Augusta	100.0%	125,634	87.6%	2,302,463	20.91
Augusta POB III	Augusta	100.0%	47,034	90.0%	908,672	21.47
Augusta POB IV	Augusta	100.0%	55,134	82.5%	892,591	19.62
Summit Professional Plaza I	Brunswick	100.0%	33,039	93.5%	858,710	27.80
Summit Professional Plaza II	Brunswick	100.0%	64,233	96.7%	1,773,437	28.54

			424,568	89.8%	8,056,178	21.14

Indiana
Methodist Professional Center I (1)	Indianapolis	100.0%	150,243	95.2%	3,479,097	24.33
Methodist Professional Center II (sub-lease)	Indianapolis	100.0%	24,080	100.0%	653,679	27.15

			174,323	95.8%	4,132,776	24.74

Kentucky
OLBH Same Day Surgery Center and MOB	Ashland	100.0%	46,907	100.0%	1,182,154	25.20
OLBH Parking Garage					882,838

			46,907	100.0%	2,064,992	25.20	(2)

Louisiana
East Jefferson MOB	Metairie	100.0%	119,921	98.8%	2,586,589	21.84
East Jefferson Medical Plaza	Metairie	100.0%	123,184	100.0%	2,785,905	22.62
East Jefferson MRI	Metairie	100.0%	10,809	100.0%	995,663	92.11

			253,914	99.4%	6,368,157	25.23

Minnesota
Health Partners Medical & Dental Clinics	Sartell	100.0%	60,108	94.9%	1,970,692	34.54

Mississippi
University Physicians — Grants Ferry	Flowood	100.0%	50,575	100.0%	1,622,481	32.08

New York
Central NY Medical Center (3)	Syracuse	100.0%	111,634	97.8%	3,000,215	27.48

North Carolina
Alamance Regional Mebane Outpatient Center	Mebane	35.1%	68,206	71.1%	1,853,215	38.24
Barclay Downs	Charlotte	100.0%	38,395	100.0%	874,173	22.77
Birkdale Bldgs C, D, E and Birkdale Wellness	Huntersville	100.0%	64,669	96.4%	1,385,500	22.23
Birkdale II	Huntersville	100.0%	8,269	100.0%	223,784	27.06
Copperfield Medical Mall	Concord	100.0%	26,000	100.0%	631,660	24.29
East Rocky Mount Kidney Center	Rocky Mount	100.0%	8,043	100.0%	161,232	20.05
English Road Medical Center	Rocky Mount	34.5%	35,393	95.7%	950,728	28.08
Gaston Professional & Ambulatory Surgery Centers	Gastonia	100.0%	114,956	100.0%	2,752,278	23.94
Gaston Parking					606,141
Gateway Medical Office Building	Concord	100.0%	61,789	69.1%	1,119,819	26.21
Harrisburg Family Physicians	Harrisburg	100.0%	8,202	100.0%	224,301	27.35
Harrisburg Medical Mall	Harrisburg	100.0%	18,360	100.0%	500,851	27.28
Lincoln/Lakemont Family Practice	Lincolnton	100.0%	16,500	100.0%	397,713	24.10
Mallard Crossing Medical Park	Charlotte	100.0%	52,540	66.0%	858,437	24.76
Medical Arts Building	Concord	100.0%	84,972	93.3%	1,817,675	22.93
Midland Medical Park	Midland	100.0%	14,610	100.0%	441,985	30.25
Mulberry Medical Park	Lenoir	100.0%	24,992	87.0%	466,653	21.46
Northcross Family Physicians	Charlotte	100.0%	8,018	100.0%	234,496	29.25
Randolph Medical Park	Charlotte	100.0%	84,131	69.2%	1,292,498	22.21

Property Listing as of September 30, 2010

						Annualized
						Rent Per
			Net Rentable	Occupancy	Annualized	Leased
	Location	Ownership	Square Feet	Rate	Rent	Square Foot
North Carolina (continued)
Rocky Mount Kidney Center	Rocky Mount	100.0%	10,105	100.0%	202,567	20.05
Rocky Mount Medical Park	Rocky Mount	100.0%	96,993	100.0%	2,090,850	21.56
Rowan Outpatient Surgery Center	Salisbury	100.0%	19,464	100.0%	435,162	22.36
Weddington Internal & Pediatric Medicine	Concord	100.0%	7,750	100.0%	203,224	26.22

			872,357	89.1%	19,724,942	24.61	(2)

Pennsylvania
Lancaster Rehabilitation Hospital	Lancaster	100.0%	57,508	100.0%	1,484,740	25.82
Lancaster ASC MOB	Lancaster	80.9%	64,214	100.0%	2,130,199	33.17

			121,722	100.0%	3,614,939	29.70

South Carolina
200 Andrews	Greenville	100.0%	25,902	100.0%	628,047	24.25
Beaufort Medical Plaza	Beaufort	100.0%	59,340	100.0%	1,346,384	22.69
Carolina Forest Medical Plaza	Myrtle Beach	100.0%	38,902	43.5%	533,125	31.53
Mary Black Westside Medical Office Bldg	Spartanburg	100.0%	37,455	100.0%	728,004	19.44
Medical Arts Center of Orangeburg	Orangeburg	100.0%	49,324	78.0%	766,672	19.94
Mount Pleasant Medical Office Long Point	Mt. Pleasant	100.0%	38,735	77.4%	802,594	26.78
One Medical Park	Columbia	100.0%	69,840	78.2%	1,361,685	24.92
Palmetto Health Parkridge	Columbia	100.0%	89,451	94.6%	2,113,884	24.98
Providence MOB I	Columbia	100.0%	48,500	87.2%	950,048	22.46
Providence MOB II	Columbia	100.0%	23,280	100.0%	481,018	20.66
Providence MOB III	Columbia	100.0%	54,417	55.5%	604,424	20.02
River Hills Medical Plaza	Little River	100.0%	27,566	70.9%	635,928	32.53
Roper Medical Office Building	Charleston	100.0%	122,785	95.6%	2,519,512	21.46
St. Francis CMOB	Greenville	100.0%	45,140	100.0%	1,191,782	26.40
St. Francis Medical Plaza (Charleston)	Charleston	100.0%	28,734	100.0%	840,813	29.26
St. Francis Medical Plaza (Greenville)	Greenville	100.0%	62,724	61.5%	759,669	19.68
St. Francis Outpatient Surgery Center	Greenville	100.0%	72,491	100.0%	2,169,417	29.93
St. Francis Professional Medical Center	Greenville	100.0%	49,767	100.0%	1,131,301	22.73
St. Francis Women’s	Greenville	100.0%	57,590	79.2%	972,385	21.31
Three Medical Park	Columbia	100.0%	88,755	100.0%	2,172,104	24.47

			1,090,698	87.0%	22,708,796	23.93

Tennessee
Health Park Medical Office Building	Chattanooga	100.0%	52,151	88.8%	1,730,882	37.38
Peerless Crossing Medical Center	Cleveland	100.0%	40,506	100.0%	1,231,652	30.41

			92,657	93.7%	2,962,534	34.13

Virginia
MRMC MOB I	Mechanicsville	100.0%	56,610	92.7%	1,541,362	29.37
St. Mary’s MOB North — (Floors 6 & 7)	Richmond	100.0%	30,617	100.0%	785,346	25.65

			87,227	95.3%	2,326,708	28.00

Total			3,569,468	91.4%	$84,341,277	$25.41	(2)

(1)	Parking revenue from an adjacent parking deck is approximately $90,000 per month, or $1,080,000 annualized.

(2)	Excludes annualized rent of adjacent parking decks to OLBH Same Day Surgery Center and MOB and Gaston Professional Center from calculation.

(3)	Parking revenue from an adjacent parking deck is approximately $98,000 per month, or $1,176,000 annualized.

Property Occupancy Rates

	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009
California
Verdugo Professional Bldg I	94.3%	94.3%	94.3%	95.2%	95.2%
Verdugo Professional Bldg II	99.5%	99.5%	99.5%	99.5%	99.5%

Florida
Woodlands Center for Specialized Medicine	100.0%	100.0%	100.0%	100.0%	n/a

Georgia
Augusta POB I	90.7%	90.7%	77.7%	81.9%	82.2%
Augusta POB II	87.6%	87.6%	87.6%	87.6%	87.6%
Augusta POB III	90.0%	90.0%	90.0%	90.0%	90.0%
Augusta POB IV	82.5%	82.5%	82.5%	82.5%	88.9%
Summit Professional Plaza I	93.5%	93.5%	93.5%	93.5%	93.5%
Summit Professional Plaza II	96.7%	96.7%	96.7%	96.7%	96.7%

Indiana
Methodist Professional Center I	95.2%	96.4%	96.4%	96.4%	95.6%
Methodist Professional Center II	100.0%	100.0%	100.0%	100.0%	100.0%

Kentucky
OLBH Same Day Surgery Center and MOB	100.0%	91.5%	100.0%	95.9%	95.9%

Louisiana
East Jefferson MOB	98.8%	100.0%	100.0%	100.0%	100.0%
East Jefferson Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%
East Jefferson MRI	100.0%	100.0%	100.0%	100.0%	100.0%

Minnesota
Health Partners Medical & Dental Clinics	94.9%	94.9%	n/a	n/a	n/a

Mississippi
University Physicians — Grants Ferry	100.0%	100.0%	n/a	n/a	n/a

New York
Central NY Medical Center	97.8%	97.8%	95.4%	96.7%	96.7%

North Carolina
Alamance Regional Mebane Outpatient Ctr	71.1%	71.1%	71.1%	71.1%	71.1%
Barclay Downs	100.0%	100.0%	100.0%	100.0%	100.0%
Birkdale Bldgs C, D, E and Birkdale Wellness	96.4%	96.4%	96.4%	100.0%	100.0%
Birkdale II	100.0%	100.0%	100.0%	100.0%	100.0%
Copperfield Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%
East Rocky Mount Kidney Center	100.0%	100.0%	100.0%	100.0%	100.0%
English Road Medical Center	95.7%	95.7%	95.7%	95.7%	95.7%
Gaston Professional & Ambulatory Surgery Centers	100.0%	100.0%	100.0%	100.0%	100.0%
Gateway Medical Office Building	69.1%	69.1%	69.1%	87.9%	87.9%
Harrisburg Family Physicians	100.0%	100.0%	100.0%	100.0%	100.0%
Harrisburg Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%
Lincoln/Lakemont Family Practice	100.0%	100.0%	100.0%	100.0%	100.0%
Mallard Crossing Medical Park	66.0%	66.0%	66.9%	62.9%	62.9%
Medical Arts Building	93.3%	98.2%	98.2%	98.2%	98.2%
Midland Medical Park	100.0%	100.0%	100.0%	100.0%	100.0%
Mulberry Medical Park	87.0%	87.0%	77.7%	87.0%	87.0%
Northcross Family Physicians	100.0%	100.0%	100.0%	100.0%	100.0%
Randolph Medical Park	69.2%	71.8%	71.8%	71.8%	71.8%
Rocky Mount Kidney Center	100.0%	100.0%	100.0%	100.0%	100.0%

Property Occupancy Rates

	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009
North Carolina (continued)
Rocky Mount Medical Park	100.0%	92.8%	92.8%	100.0%	100.0%
Rowan Outpatient Surgery Center	100.0%	100.0%	100.0%	100.0%	100.0%
Weddington Internal & Pediatric Medicine	100.0%	100.0%	100.0%	100.0%	100.0%

Pennsylvania
Lancaster Rehabilitation Hospital	100.0%	100.0%	100.0%	100.0%	100.0%
Lancaster ASC MOB	100.0%	100.0%	100.0%	100.0%	100.0%

South Carolina
200 Andrews	100.0%	100.0%	100.0%	100.0%	100.0%
Beaufort Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%
Carolina Forest Medical Plaza	43.5%	43.5%	43.5%	43.5%	43.5%
Mary Black Westside Medical Office Bldg	100.0%	100.0%	100.0%	100.0%	100.0%
Medical Arts Center of Orangeburg	78.0%	78.0%	78.0%	80.4%	80.1%
Mount Pleasant Medical Office Long Point	77.4%	77.4%	77.4%	77.4%	77.4%
One Medical Park	78.2%	80.8%	80.8%	80.8%	80.8%
Palmetto Health Parkridge	94.6%	94.6%	94.6%	94.6%	94.6%
Providence MOB I	87.2%	87.2%	87.2%	87.2%	91.7%
Providence MOB II	100.0%	100.0%	100.0%	100.0%	100.0%
Providence MOB III	55.5%	49.6%	55.5%	55.5%	51.4%
River Hills Medical Plaza	70.9%	70.9%	70.9%	79.5%	79.5%
Roper Medical Office Building	95.6%	95.6%	95.6%	99.3%	100.0%
St. Francis CMOB	100.0%	100.0%	100.0%	100.0%	100.0%
St. Francis Medical Plaza (Charleston)	100.0%	100.0%	100.0%	100.0%	100.0%
St. Francis Medical Plaza (Greenville)	61.5%	50.7%	50.7%	50.7%	52.5%
St. Francis Outpatient Surgery Center	100.0%	n/a	n/a	n/a	n/a
St. Francis Professional Medical Center	100.0%	100.0%	100.0%	100.0%	100.0%
St. Francis Women’s	79.2%	76.5%	76.5%	76.5%	73.4%
Three Medical Park	100.0%	100.0%	100.0%	100.0%	93.8%

Tennessee
Health Park Medical Office Building	88.8%	88.8%	100.0%	100.0%	100.0%
Peerless Crossing Medical Center	100.0%	100.0%	100.0%	100.0%	100.0%

Virginia
MRMC MOB I	92.7%	100.0%	100.0%	100.0%	92.7%
St. Mary’s MOB North — (Floors 6 & 7)	100.0%	100.0%	100.0%	90.1%	90.1%

Lease Expirations for Leases In Place at September 30, 2010

			Percentage of Net		Percentage of	Annualized Rent
	Number of	Net Rentable	Rentable Square	Annualized	Property	Per Leased
	Leases Expiring	Square Feet	Feet	Rent	Annualized Rent	Square Foot
Available		308,606	8.6%	$—	—	$—
2010	58	202,255	5.7%	4,721,932	5.6%	23.35
2011	93	309,588	8.7%	7,303,036	8.7%	23.59
2012	134	560,950	15.7%	15,431,059	18.3%	24.85	(1)
2013	85	385,520	10.8%	8,762,239	10.4%	22.73
2014	81	373,879	10.5%	9,262,501	11.0%	24.77
2015	54	206,354	5.8%	5,056,828	6.0%	24.51
2016	27	135,112	3.8%	2,854,336	3.4%	21.13
2017	43	274,159	7.7%	7,657,278	9.1%	27.93
2018	16	90,383	2.5%	2,413,130	2.9%	26.70
2019	19	143,101	4.0%	3,188,922	3.8%	22.28
2020	10	73,833	2.1%	1,631,035	1.9%	22.09
Thereafter	17	505,728	14.2%	16,058,981	19.0%	31.75

Total	637	3,569,468	100.0%	$84,341,277	100.0%	$25.41	(1)

(1)	Excludes annualized rent of adjacent parking decks to OLBH Same Day Surgery Center and MOB and Gaston Professional Center from calculation.
Ten Largest Tenants by Annualized Rent at September 30, 2010

Tenant	Annualized Rent	Percent of Portfolio
1 Carolinas Healthcare System	$5,770,316	6.8%
2 Bon Secours St. Francis Hospital	5,678,959	6.7%
3 Palmetto Health Alliance	3,441,812	4.1%
4 Lancaster General Hospital	2,904,486	3.4%
5 Woodlands Medical	2,402,922	2.8%
6 Clarian Health Partners	2,181,137	2.6%
7 University Hospital — Augusta, GA	1,950,096	2.3%
8 Gaston Memorial Hospital	1,901,846	2.3%
9 Jefferson Parish Hospital District #2	1,871,268	2.2%
10 HealthPartners, Inc.	1,835,923	2.2%

	$29,938,765	35.5%

Acquisitions and Completed Developments for the period January 1, 2009 through September 30, 2010
(dollars in thousands)

					Purchase Price
			Date Acquired /	Net Rentable	/ Construction
Property	Location	Type	In-service	Square Feet	Cost

Alamance Regional Mebane Outpatient Center (1)	Mebane, NC	Development	3Q 2009	68,206	$17,449
Woodlands Center for Specialized Medicine (2)	Pensacola, FL	Development	4Q 2009	75,985	24,732
HealthPartners Medical Office Building	St. Cloud, MN	Development	2Q 2010	60,108	15,624
University Physicians — Grant’s Ferry	Brandon, MS	Development	2Q 2010	50,575	14,032
Lancaster Rehabilitation Hospital (3)	Lancaster, PA	Development	2Q 2010	4,630	1,991
St. Francis Outpatient Surgery Center	Greenville, SC	Acquisition	3Q 2010	72,491	16,638

Total 2009 and 2010				331,995	$90,466

(1)
Owned by Mebane Medical Investors, LLC, which is a consolidated real estate partnership. The Company had a 35.1% ownership interest at September 30, 2010. Alamance Regional Mebane Outpatient Center consists of a MOB and a cancer center, which became operational during 2Q 2009 and 3Q 2009, respectively.

(2)	Owned by Genesis Property Holding, LLC, which is a consolidated real estate partnership. The Company had a 40.0% ownership interest at September 30, 2010.

(3)	Represents 4,630 square foot expansion to the existing property.
Lease-up Property as of September 30, 2010
(dollars in thousands)

		Completion	Net Rentable	Construction	Percentage
Property	Location	Date	Square Feet	Cost to Date	Leased

Medical Center Physicians Tower	Jackson, TN	2Q 2010	106,772	$20,615	100	%(1)

(1)	The property is 75% leased and income producing with the remaining 25% leased and under construction for a third quarter 2011 scheduled date of occupancy.
Construction in Progress as of September 30, 2010
(dollars in thousands)

		Estimated			Estimated
		Completion	Net Rentable	Investment	Total	Percentage
Property	Location	Date	Square Feet	to Date	Investment	Leased

Good Sam MOB Investors, LLC	Puyallup, WA	3Q 2011	80,000	$5,981	$24,700	73%
Bonney Lake MOB Investors, LLC (1)	Bonney Lake, WA	3Q 2011	56,000	7,112	17,700	98%
Land and pre-construction developments			—	2,027	—

			136,000	$15,120	$42,400

(1)	The Company has a 61.7% ownership interest at September 30, 2010.
Investment in Real Estate Properties
(in thousands)

	Three Months Ended	Nine Months Ended
	Sept. 30, 2010	Sept. 30, 2010
Investment in real estate properties:
Development, redevelopment, and acquisitions	$24,322	$44,566
Second generation tenant improvements	1,382	2,703
Recurring property capital expenditures	323	365

Total	$26,027	$47,634